SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

	Filed by the Registrant	[X]
	Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

Fidelity Advisor Series VIII
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4) Proposed maximum aggregate value of transaction:
(5) Total Fee Paid:
[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

Important Proxy Materials

PLEASE CAST YOUR VOTE NOW!

Fidelity Advisor Korea Fund

Dear Shareholder:

I am writing to let you know that a special meeting of shareholders of the Fidelity fund mentioned above will be held on October 17, 2007. The purpose of the meeting is to vote on an important proposal to merge Fidelity Advisor Korea Fund into Fidelity Advisor Emerging Asia Fund. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your fund. This package contains information about the proposal and the materials to use when casting your vote.

The proposal has been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe this proposal is in the interests of shareholders. They recommend that you vote for the proposal.

The proposed merger would provide Fidelity Advisor Korea Fund shareholders with the opportunity to invest in a larger, more diversified fund with the flexibility to invest across a number of emerging markets in the region, including Korea. Among the other countries in which Fidelity Advisor Emerging Asia Fund invests are China, Hong Kong, India, Indonesia, Malaysia, Singapore, Taiwan and Thailand. As you know, in anticipation of the proposed merger, Fidelity Advisor Korea Fund was closed to new investments at the close of business on March 30, 2007. We have attached a Q&A to assist you in understanding the proposal. The enclosed proxy statement includes a detailed description of the proposed merger.

Please be advised that if shareholders do not approve the proposal, FMR and the Board of Trustees will consider liquidation of the fund.

Please read the enclosed materials and cast your vote on the proxy card(s). Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

If you have any questions before you vote, please call Fidelity at 1-877-208-0098. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,

Edward C. Johnson 3d

Chairman and Chief Executive Officer

Important information to help you understand and vote on the proposal

Please read the full text of the proxy statement. Below is a brief overview of the proposal to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What proposal am I being asked to vote on?

You are being asked to vote on a merger between Fidelity Advisor Korea Fund (Advisor Korea Fund) and Fidelity Advisor Emerging Asia Fund (Advisor Emerging Asia Fund), another fund of the trust. Specifically, you are being asked to approve an Agreement and Plan of Reorganization (the Agreement) that provides for the transfer of all of the assets of Advisor Korea Fund to Advisor Emerging Asia Fund in exchange solely for shares of beneficial interest of Advisor Emerging Asia Fund and the assumption by Advisor Emerging Asia Fund of Advisor Korea Fund's liabilities. Advisor Emerging Asia Fund's shares then will be distributed to shareholders of Advisor Korea Fund following liquidation of Advisor Korea Fund. The transaction contemplated by the Agreement is referred to as a Reorganization.

Has the fund's Board of Trustees approved the merger?

Yes. The Board of Trustees has unanimously approved the proposal and recommends that you vote to approve it.

What are the reasons for and advantages of the proposed merger?

Advisor Korea Fund is a small and narrowly focused fund. The proposed merger of Advisor Korea Fund into Advisor Emerging Asia Fund would provide Advisor Korea Fund shareholders with a larger, more diversified fund that invests in the same geographic region and has a less volatile market history. In addition, if the merger is approved, Advisor Korea Fund's shareholders would benefit from a reduction in total expenses due to Advisor Emerging Asia Fund's 10 bp (0.10%) lower voluntary expense caps. Fidelity Management & Research Co. (FMR) has voluntarily agreed to reimburse each class of the combined fund at the current expense cap levels of Advisor Emerging Asia Fund through December 31, 2009. Thereafter, these expense caps may be discontinued by FMR at any time.

Do the funds being merged have similar investment objectives and policies?

Both funds share the same investment objectives. While Advisor Korea Fund focuses on a single country, Advisor Emerging Asia Fund spreads its investments across a number of emerging markets in the region, including Korea. Among the other countries in which Advisor Emerging Asia Fund invests are China, Hong Kong, India, Indonesia, Malaysia, Singapore, Taiwan and Thailand. So while Advisor Emerging Asia Fund invests in emerging markets in the same region, its approach is more diversified, which may result in less risk than investing in a single country.

Will Fidelity Advisor Emerging Asia Fund revise its investment policies if the merger is approved?

FMR has no plans to revise Advisor Emerging Asia Fund's investment policies as a result of the merger. In addition, FMR does not anticipate any changes to the fund's management or to entities that provide the fund with services.

Who is the fund manager for the Fidelity Advisor Emerging Asia Fund?

Kevin Chang will continue to manage Advisor Emerging Asia Fund, for which he assumed responsibility in 2004.

How would this merger benefit shareholders of Advisor Korea Fund?

The merger would offer shareholders of Advisor Korea Fund access to a larger, more diversified fund that invests in a geographic region that includes Korea and has the same investment objective. Advisor Korea's shareholders would also benefit from lower expenses after the merger and should see a reduction of 10 basis points in total expenses. Though the fund is expected to distribute capital gains associated with the portfolio repositioning prior to the merger, any securities held by Advisor Korea Fund at the time of the merger will be transferred tax-free. Shareholders also will benefit from a tax-free exchange of their Advisor Korea Fund shares into Advisor Emerging Asia Fund.

Who bears the expenses associated with the merger?

As is typical in the case of a merger proposal, Advisor Korea shareholders will bear the cost of the Reorganization. However, if the fund's expenses continue to exceed each class's voluntary expense cap as they do today, FMR ultimately will bear the costs associated with the proxy solicitation through reimbursements paid to the fund.

How do the expense structures of the funds compare?

Each fund pays its management fee and other expenses separately. The management fees and other expenses of the funds vary from year to year, as a percentage of their respective average net assets. FMR has voluntarily agreed to reimburse each class of the funds to the extent that total operating expenses exceed the flowing rates: Advisor Korea Fund Class A, 1.60%; Class T, 1.85%; Class B, 2.35%; Class C, 2.35%; and Institutional Class, 1.35%; and Advisor Emerging Asia Fund Class A, 1.50%; Class T, 1.75%; Class B, 2.25%; Class C, 2.25%; and Institutional Class, 1.25%.

If the merger is approved by shareholders, the combined fund will retain Advisor Emerging Asia Fund's expense structure. In addition, FMR has voluntarily agreed to reimburse each class of the combined fund at the current expense cap levels of Advisor Emerging Asia Fund through December 31, 2009. Thereafter, these expense caps may be discontinued by FMR at any time.

How will you determine the number of shares of Fidelity Advisor Emerging Asia Fund that I will receive?

As of the close of business of the New York Stock Exchange on the Closing Date of the merger, the number of shares to be issued will be based on the relative net asset values of each fund at the time of the exchange. The anticipated Closing Date is December 7, 2007.

Is the merger considered a taxable event to shareholders for federal income tax purposes?

No. The exchange of shares in a fund merger transaction does not result in a gain or loss for federal or state income tax purposes. In addition, each shareholder's cost basis and holding period of his/her Advisor Korea Fund shares are expected to carry over to the new shares in Advisor Emerging Asia Fund. Nonetheless, Advisor Korea Fund will be required to distribute the fund's realized capital gains to shareholders prior to the merger closing, which will be a taxable event to shareholders that are otherwise subject to tax.

What if there are not enough votes to reach quorum by the scheduled shareholder meeting date or if the proposal is not approved?

To facilitate receiving a sufficient number of votes, we will need to take further action. D.F.King & Co., Inc., a proxy solicitation firm, or Fidelity, may contact you by mail or telephone. Therefore, we encourage shareholders to vote as soon as they review the enclosed proxy materials to avoid additional mailings or telephone calls.

If there are not sufficient votes to approve your fund's proposal by the time of your Shareholder Meeting (October 17, 2007), the meeting may be adjourned to permit further solicitation of proxy votes.

Please be advised that if shareholders do not approve the proposal, FMR and the Board of Trustees will consider liquidation of the fund.

What role does the Board play?

The Trustees serve as the fund shareholders' representatives. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders, including approving policy changes. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the fund.

What is the affiliation of the Board and Fidelity?

The Board consists of 11 individuals. The purpose of the Board is to ensure that the shareholders' best interests are protected in the operation of a mutual fund. There are two "interested" trustees and nine "Independent" trustees. Trustees are determined to be "interested" by virtue of, among other things, their affiliation with the funds, trust, or various other entities under common control with FMR. Interested Trustees are compensated by FMR. Independent Trustees have no affiliation with FMR and are compensated by each individual fund.

Who is D.F. King & Co., Inc.?

D.F. King is a third party proxy vendor that Fidelity hires to call shareholders and record proxy votes. In order to hold a shareholder meeting, quorum must be reached - which is a majority of the shares entitled to vote in person or by proxy at the shareholder meeting. If quorum is not attained, the meeting must adjourn to a future date. Fidelity attempts to reach shareholders via multiple mailings to remind them to cast their vote. As the meeting approaches, phone calls may be made to clients who have not yet voted their shares so that the shareholder meeting does not have to be postponed.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to make a call to you to solicit your vote.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of the fund on the record date. The record date is August 20, 2007.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions. In addition, you may vote through the internet by visiting www.proxyweb.com/proxy and following the on-line instructions. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity at 1-877-208-0098.

How do I sign the proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."

Form of Proxy Card: Fidelity Advisor Korea Fund

Fidelity Investments® (logo)	Vote this proxy card TODAY!
Your prompt response will save the expense
PO Box 145421 Cincinnati, Ohio 45250-5421	of additional mailings.
Vote by Touch-Tone Phone, by Mail, or via the Internet!!
	CALL:	To vote by phone call toll-free 1-888-221-0697 and follow the recorded instructions.
	LOG-ON:	Vote on the internet at www.proxyweb.com/proxy and follow the on-screen instructions.
[Control # Prints Here]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Margaret A. Carey, and George H. Heilmeier, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series VIII as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, 14th Floor, Boston, MA 02210, on October 17, 2007 at 9:30 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

...........................................................................	...........................................................................	(down arrow)
...........................................................................	...........................................................................	PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.
...........................................................................	...........................................................................	Date _____________________
...........................................................................	...........................................................................

_____________________________________

_____________________________________

_____________________________________

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

(down arrow)	...........................................................................	(down arrow)
...........................................................................	...........................................................................	Fidelity Advisor Series VIII-10/2007-LP

Please refer to the Proxy Statement discussion of this matter.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

(down arrow)	...........................................................................	(down arrow)

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.
	FOR	AGAINST	ABSTAIN
1.

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Fidelity Advisor Korea Fund to Fidelity Advisor Emerging Asia Fund in exchange solely for shares of beneficial interest of Fidelity Advisor Emerging Asia Fund and the assumption by Fidelity Advisor Emerging Asia Fund of Fidelity Advisor Korea Fund's liabilities, in complete liquidation of Fidelity Advisor Korea Fund.

	(_)	(_)	(_)
PLEASE SIGN ON THE REVERSE SIDE.
(down arrow)	AS-PXC-0807-LP	(down arrow)

Buckslip to be sent to a shareholder that has consented to receive proxy solicitations electronically but in attempting to deliver an email failure occurred:

We were unable to notify you electronically of the availability of important Proxy Materials for a Fidelity fund maintained in your account. We attempted to send the notice to your e-mail address, as reflected on our records. That e-mail address appears to be invalid.

To correct your e-mail address, please visit http://www.investordelivery.com/proxy and follow the on-line instructions. To do this, you will need your Enrollment Number and PIN.

If you do not remember your Enrollment Number or PIN, please visit http://www.proxyweb.com/proxy and follow the on-line instructions for enrolling for electronic delivery of Proxy Materials. To do this, you will need your Control Number from the enclosed proxy card.

Because we were unable to send the notice to you electronically, we are sending this notice and the related Proxy Materials (enclosed) to you in paper form. You will continue to receive Proxy Materials in paper form until you provide us with a valid e-mail address by one of the methods described above. You will start receiving electronic Proxy Materials again once you have provided us with a valid e-mail address.

Please read the enclosed Proxy Materials and vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Form of

Telephone Reminder Script

[Note to Representative: This script should be used for [insert name(s) of fund(s) that will be holding a meeting]. These fund(s) are scheduled to hold a shareholder meeting on [insert shareholder meeting date] [if meeting has been adjourned add: which has been adjourned to [insert date of rescheduled shareholder meeting]]. Participants that owned the fund(s) on [insert record date] are eligible to vote at this shareholder meeting.]

Scenario 1 - Proxy has been mailed to participants but we have not received approval for participants to cast their votes over the telephone with D.F. King & Co., Inc.

  I see that you have a balance in [state name(s) of fund(s) holding a shareholder meeting].

  There is a shareholder meeting scheduled for your fund(s) on [state date of shareholder meeting]. Have you received a copy of the proxy material for this meeting?

If shareholder answers "yes": That's great. Have you voted your proxy for the fund[´s/s'] shareholder meeting?

If shareholder answers "yes": Thank you very much for participating in this important initiative.

If shareholder answers "no": Your response is needed so that the meeting doesn't have to be postponed due to lack of shareholder participation. Voting is easy. You can cast your vote by completing the proxy card(s) enclosed in your proxy package and mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

If shareholder answers "no": Would you like me to send another copy of the material to you?

If participant answers "yes": I'd be happy to send another package to you. (Please go to PSG Online and click on "Reference Manual." You will find the Request form by clicking on "Proxy.")

If participant answers "no": That's fine. However, I'd like to remind you that your response is needed so that the meeting doesn't have to be postponed due to lack of shareholder participation.

Scenario 2 - Proxy has been mailed to participants and we have received approval for participants to cast their votes over the telephone with D.F. King & Co., Inc.

  I see that you have a balance in [state name(s) of fund(s) holding a shareholder meeting].

  There is a shareholder meeting scheduled for your fund(s) on [state date of shareholder meeting]. Have you received a copy of the proxy material for this meeting?

If shareholder answers "yes": That's great. Have you voted your proxy for the fund[´s/s'] shareholder meeting?

If shareholder answers "yes": Thank you very much for participating in this important initiative.

If shareholder answers "no": Your response is needed so that the meeting doesn't have to be postponed due to lack of shareholder participation. We have made arrangements for a proxy tabulation firm to take your vote over the phone. Can I transfer your call to them now?

If shareholder answers "yes": Your call will be answered by a representative of D. F. King & Co., Inc., the proxy solicitation firm helping Fidelity with this initiative. (PSG representative transfers call to 1-800-848-3155)

If shareholder answers "no": Can I give you the toll-free number for D.F. King & Co., Inc., our proxy solicitor, that you can call at your convenience to cast your vote by phone?

If shareholder answers "yes": Thank you. The number is 1-800-848-3155.

If shareholder answers "no": That's fine. You can also cast your vote by completing the proxy card(s) enclosed in your proxy package and mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

If shareholder answers "no": Would you like me to send another copy of the material to you?

If participant answers "yes": I'd be happy to send another package to you. (Please go to PSG Online and click on "Reference Manual." You will find the Request form by clicking on "Proxy.")

If participant answers "no": That's fine. However, I'd like to remind you that your response is needed so that the meeting doesn't have to be postponed due to lack of shareholder participation.

Scenario 3 - Scheduled shareholder meeting has been adjourned due to lack of participation and we have received approval for participants to cast their votes over the telephone with D.F. King & Co., Inc.

  I see that you have a balance in [state name(s) of fund(s) holding a shareholder meeting].

  Did you know that the fund[´s/s'] shareholder meeting originally scheduled for [state date of original meeting] has been postponed to [state date of new shareholder meeting] due to lack of shareholder participation? Have you received a copy of the proxy material for this meeting?

If shareholder answers "yes": That's great. Have you voted your proxy for the fund[´s/s'] shareholder meeting?

If shareholder answers "yes": Thank you very much for participating in this important initiative.

If shareholder answers "no": Your response is needed so that the meeting doesn't have to be postponed again due to lack of shareholder participation. We have made arrangements for a proxy tabulation firm to take your vote over the phone. Can I transfer your call to them now?

If shareholder answers "yes": Your call will be answered by a representative of D. F. King & Co., Inc., the proxy solicitation firm helping Fidelity with this initiative. (PSG representative transfers call to 1-800-848-3155)

If shareholder answers "no": Can I give you the toll-free number for D.F. King & Co., Inc., our proxy solicitor, that you can call at your convenience to cast your vote by phone?

If shareholder answers "yes": Thank you. The number is 1-800-848-3155.

If shareholder answers "no": That's fine. You can also cast your vote by completing the proxy card(s) enclosed in your proxy package and mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

If shareholder answers "no": Would you like me to send another copy of the material to you?

If participant answers "yes": I'd be happy to send another package to you. (Please go to PSG Online and click on "Reference Manual." You will find the Request form by clicking on "Proxy.")

If participant answers "no": That's fine. However, I'd like to remind you that your response is needed so that the meeting doesn't have to be postponed again due to lack of shareholder participation.

Form of email to be sent to a shareholder that has consented to receive proxy solicitations electronically

You have elected to receive Proxy Materials via the Internet. This email notification contains information relating to Proxy Materials that are available for the Fidelity fund(s) that are maintained in your account and that are identified below. Please read these instructions carefully before proceeding.

NOTICE OF AVAILABILITY OF IMPORTANT PROXY MATERIALS:

Proxy Materials are available for the following shareholders' meeting.

[Insert Trust Name] Special Meeting of Shareholders

Meeting date: [Month]/[Date]/[Year]

[If the original meeting has been adjourned to a new date the email will include: Adjourned Meeting Date: [Month]/[Date]/[Year]

For shareholders as of: [Month]/[Date]/[Year]

You can access these Proxy Materials at the following Web addresses:

LETTER TO SHAREHOLDERS: http://www.XXXXXXXXXX

NOTICE OF MEETING and PROXY STATEMENT: http://www.XXXXXXXXXX

If your email software supports it, you can simply click on the above links. If not, you can type (or copy and paste) the Web addresses into the address line of your Web browser.

HOW TO VOTE:

Because electronic Proxy Materials do not include a proxy card that you can mail in, you will need to cast your vote through the Internet or by touchtone telephone. Either way, you will need the CONTROL number(s) below.

TRUST NAME: FUND NAME - _________________________

CONTROL NUMBER: XXXXX

(use this number to cast your vote)

[TRUST NAME: FUND NAME - _________________________]

[CONTROL NUMBER: XXXXX]

(use this number to cast your vote)]

To vote through the Internet, visit http://www.proxyweb.com/eproxy and follow the on-line instructions.

To vote by touchtone telephone, call 1-888-221-0697 and follow the recorded instructions.

ADDITIONAL INFORMATION:

To access the electronic Proxy Materials, you may need Adobe Acrobat Reader software. This software is available for download at no cost at http://www.adobe.com. Downloading time may be slow.

If you are invested in a Fidelity fund and have technical questions about viewing, saving, or printing your Proxy Materials, please call 1-800-544-6666 and press "0" to speak to a Fidelity Representative. Operating hours are Monday through Friday 8:00 am to 12:00 am ET, and Saturday 8:00 am to 6:30 pm ET.

If you are invested in a Fidelity Advisor Fund and have technical questions about viewing, saving, or printing your Proxy Materials, please call 1-877-208-0098. Operating hours are Monday through Friday 8:30 am to 7:00 pm ET.

To request a paper copy of Proxy Materials relating to a Fidelity fund, please contact Fidelity at the toll-free telephone number listed in the electronic Proxy Materials.

To update your enrollment information or cancel your enrollment, please go to: http://www.investordelivery.com/proxy, enter your enrollment number and PIN, and follow the on-line instructions for updating or canceling your enrollment.

Fidelity Service Company, Inc.

National Financial Services LLC

Fidelity Investments Institutional Operations Company, Inc.

Form of

Internet Posting

Your Fund Needs Your Proxy Vote!

If you receive a proxy ballot for a mutual fund that you hold in your retirement account, please vote promptly.

You may have a fund in your [client: insert name of plan(s)] account that has requested your participation in a proxy vote. The fund must receive proxy votes from a majority of shareholders in order to hold a shareholder meeting. Without your vote, the meeting may have to be postponed, and you may continue to receive solicitations for your vote.

Please remember your vote is very important - whether you hold many shares or just a few. So if you receive a proxy request, please respond promptly.

Thank you.

Fidelity Investments Institutional Operations Company, Inc. 82 Devonshire St., Boston, MA 02109

387349

FORM OF

SCRIPT FOR REGISTERED SHAREHOLDER TOUCH-TONE TELEPHONE VOTING

FIDELITY INVESTMENTS

Speech 1	Welcome. - (Spoken only when call initially answered) Please enter the control number labeled as such or located in the box, indicated by an arrow on the upper portion of your proxy card.
Speech 2	To vote as the [Fund Name] Board of Trustees recommends on [the/all] proposal[s], press 1 now. To vote on [the/each] proposal separately, press 0 now.

If user presses 1 go to Closing A, ELSEIF caller presses 0 go to Speech 3

Closing A	You voted as the Board of Trustees recommended for [the/every] proposal affecting your fund. If correct, press 1. If incorrect, press 0.

If the user presses 1 go to Speech 8, ELSEIF caller presses 0 go to Speech 2

Speech 3	Proposal 1: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0

Go to Closing B

Speech 4	Proposal 2: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0

Go to Closing B

Speech 5	Proposal 3: To vote FOR all nominees, press 1. To WITHHOLD for all nominees, press 9. To WITHHOLD for an individual nominee, press 0.

If caller presses 0 go to Speech 5a, ELSEIF go to Closing B

Speech 5a	Enter the two-digit number that appears next to the nominee you DO NOT wish to vote for.
Speech 5b	Press 1 to withhold for another nominee or Press 0 if you have completed voting for Trustees.

If caller presses 1 go to Speech 5a, ELSEIF the caller presses 0 go to Closing B

Speech 6	Proposal 4: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0

Go to Closing B

Speech 7	Proposal 5: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0

Go to Closing B

Closing B	You voted as follows: (Vote for each proposal is given). If this is correct, Press 1 now. If incorrect, Press 0

If caller presses 1 go to Speech 8, ELSEIF the caller presses 0 go to Speech 2

Speech 8	If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now.

If caller presses 1 go to Speech 1, ELSEIF the caller presses 0 go to Speech 9

Speech 9	Thank you for voting.

FORM OF

SCREEN SCRIPT FOR REGISTERED SHAREHOLDER INTERNET VOTING

FIDELITY INVESTMENTS

[ Upon login to www.proxyweb.com/proxy shareholder sees Screen 1]

SCREEN 1

Text 1 - (centered)

Internet Proxy Voting Service

Input A

Please Enter Control Number from Your Proxy Card:

Input B

Check here [ ] to vote all proposals as the Board recommends, then click the VOTE button below.
 -OR-

Input C

To vote each proposal separately, click the VOTE button only.
 [VOTE]

Input D

To enroll for electronic delivery, without voting your proxy, please enter your control number above and click here.

Input E

Note: Electronic proxy materials may not be available for all of your securities and accounts.

Graphic I - Example Proxy Card (left justified)

Text 2 - (right justified)

proxyweb.com/proxy is a service of:
MIS, an ADP company

Full service proxy specialists

This site is best viewed using

Netscape version 4.7 or Internet Explorer versions 5.0 or higher and using a display resolution of 800 X 600.

Graphic II - (right justified)

[ Upon input of control number and selection of input B or input C shareholder is directed to Proxyweb Voting Ballot (Screen 2) ]

SCREEN 2

Text 1 - (centered)

Internet Proxy Voting Service
Proxy Voting Form
Fidelity Investments
[Trust Name: Fund Name]

Text 2 - (centered)

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

Input A - (left justified)

Proposal 1.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Input B - (left justified)

Proposal 2.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Input C - (left justified)

Proposal 3.	[ Title of proposal to be inserted ]	[FOR all nominees][WITHHOLD AUTHORITY to vote for all nominees] [FOR ALL NOMINEES (Except as indicated)]

Input D - (left justified)

Proposal 4.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Input E - (left justified)

Proposal 5.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Text 3 - (centered)

Please refer to the proxy statement for discussion of each of these matters.
If no specification is made on a proposal, the proposal will be voted "For".

Input F - (centered)

To receive an optional email confirmation, enter your email address here:

Text 4- (centered)

Please review your selections carefully before voting.
If you vote more than once on the same Proxy, only your last (most recent) vote will be considered valid.

Input G - (centered)

Press this button to [Submit] your Proxy Vote.

[ Upon submission of vote shareholder is directed to Proxyweb Confirmation Screen (Screen 3) ]

SCREEN 3

Text 1 - (centered)

Internet Proxy Voting Service
Proxy Voting Form
Fidelity Investments
[Trust Name: Fund Name]

Thank you! Your vote has been submitted.

Text 2 - (centered)

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING

Text 3 - (left justified)

Proposal 1.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]
Proposal 2.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]
Proposal 3.	[ Title of proposal to be inserted ]	[FOR all nominees][WITHHOLD AUTHORITY to vote for all nominees] [FOR all nominees (Except as indicated)]
Proposal 4.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]
Proposal 5.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Text 4 - (centered)

Please refer to the proxy statement for discussion of each of these matters.

Text 5 - (centered)

[ If no email confirmation was requested ]: No email confirmation has been sent.

[ If email confirmation was requested ]: Your email confirmation has been sent to: [email address]

Hyperlink 1 - (centered)

[Register for Electronic Delivery]

[Directs shareholder to electronic delivery sign-up screen(s)]

Hyperlink 2 - (left justified)

[Change Vote]

[Directs shareholder to Screen 2 to change vote]

Hyperlink 3 - (centered)

[Printer Friendly Confirmation]

[If shareholder selects printer friendly confirmation, a confirmation in the following form appears that the shareholder can print]

Form Of

Proxyweb Printer Friendly Confirmation

Text - (left justified)

Internet Proxy Voting Service

Thank you! Your vote has been submitted.
---------------------------------------------------------------------------------

Your vote for Control Number [control number] has been submitted to
Fidelity Investments for [trust name: fund name], as follows:

Proposal 1. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 2. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 3. [proposal title].......... [FOR all nominees] [WITHHOLD AUTHORITY to vote for all nominees][FOR all nominees (Except as indicated)]

Proposal 4. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 5. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Click here to Return

Hyperlink 4 - (right justified)

[Vote Another Proxy]

[Directs shareholder to Screen 1]

Hyperlink 5 - (centered)

[Exit Internet Voting Service]

[Directs shareholder to www.Fidelity.com]

[ If shareholder requests email confirmation, a confirmation in the following form will be sent to the designated email address ]

Form Of

Proxyweb Email Confirmation

Text - (left justified)

Your vote for Control Number [control number] has been submitted to Fidelity Investments for
[trust name: fund name], as follows:
---------------------------------------------------------------------------------

Proposal 1. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 2. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 3. [proposal title].......... [FOR all nominees] [WITHHOLD AUTHORITY to vote for all nominees][FOR all nominees (Except as indicated)]

Proposal 4. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 5. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Thank you for voting.